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                                                             EXHIBIT 10(g)(1)


                                AMENDMENT NO. 1
                                     TO THE
                         LIBERTY NATIONAL BANCORP, INC.
                              AMENDED AND RESTATED
                     MANAGEMENT INCENTIVE COMPENSATION PLAN


        This is Amendment No. 1 to the Liberty National Bancorp, Inc. Amended and Restated Management Incentive Compensation Plan (the "Plan"), which Amendment shall be effective as of December 31, 1993.

                                    Recital
                                    -------

        Liberty National Bancorp, Inc. ("Liberty") wishes to phase out the plan in contemplation of a merger with Banc One Corporation (BANC ONE).


                                   Amendment
                                   ---------

        NOW, THEREFORE, the Plan is hereby amended as follows, provided that this Amendment shall be null and void if Liberty and BANC ONE do not merge in 1994:

    1. Section 8.01 of the Plan is hereby amended by adding the following sentence to the end of thereof:

         No Longer-Term Award Cycle shall begin in 1994 or in any later year.

    2. A new Section 6.04 is hereby added to the Plan to read in its entirety as follows:

         Notwithstanding any other provision of this Plan, no Annual Awards shall be payable under this Plan for any period that begins after December 31, 1994.

    3. Section 2.01(e) of the Plan is hereby amended by adding the following sentence to the end thereof:

         For purposes of determining Earnings Per share for the 1994, expenses and charge-offs, net of tax benefits thereof, directly related to Liberty's merger with BANC ONE shall be disregarded.
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    4.   Section 8.04 of the Plan is hereby amended by adding the following sentence to the end of thereof:

         For purposes of determining Return on Equity and Return on Average Assets for 1994, expenses and charge-offs, net of tax benefits thereof, directly related to Liberty's merger with BANC ONE shall be disregarded.

    5. The Plan shall terminate as of December 31, 1995 provided that awards already earned through that date shall remain payable to the extent not already paid.



IN WITNESS WHEREOF, this Amendment No. 1 is hereby adopted as of the date first stated above.



                                  LIBERTY NATIONAL BANCORP, INC.

                                  By:__________________________________

                                  Title:_______________________________

                                  Date:________________________________






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